Exhibit 10.12

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN THE RETURN OF ITS STOCK WITHOUT ANY FURTHER NOTICE.

SECURED PROMISSORY NOTE

$1,200,000.00

July __, 2006

For value received, and intending to be legally bound, AIMS Worldwide, Inc., a Nevada corporation ("Borrower"), promises to pay to James F. McGee and Linda P. McGee, jointly, “individuals” ("Lender"), at 6031 Erin Blair Loop, Haymarket, Virginia 22030, the sum of $1,200,000.00, with interest on the outstanding balance from the date of this Note ("Note") at the rate of six percent (6%) per annum.  The entire principal and interest, if not sooner paid, shall be payable on January __, 2007.

Such principal amount may be prepaid in whole or in part at any time.  Interest thereon shall accrue daily but shall not be payable until January __, 2007 or prepayment, at which time such accrued interest on the principal amount so paid, to the date of such payment, shall be payable on the date of such payment.

After maturity, whether by demand, acceleration or otherwise and whether or not a judgment has been entered, interest shall accrue at the rate of six percent (6%) per annum until all sums due hereunder and/or under the judgment are paid.

This Note is secured by the pledge of and a security interest in 600 shares of the capital stock which Borrower owns or may acquire in the future in Target America, Inc., a Virginia corporation, and other rights, pursuant to a Pledge Agreement dated July __, 2006, from Borrower to Lender, whose terms are incorporated herein by reference.

So long as Lender is the holder hereof, Lender's books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each payment made pursuant hereto.

The prompt and faithful performance of all of Borrower's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:  (i) default in payment or performance of any of the obligations evidenced by this Note or any other evidence of liability of Borrower to Lender; (ii) the breach by Borrower of any covenant, obligation, agreement or duty contained in this Note or said Pledge Agreement, or the occurrence of any default hereunder or thereunder; (iii) the taking of any action or commencement of any proceedings for the liquidation or dissolution of Borrower or for any other termination of its legal existence; (iv) any assignment for the benefit of creditors by Borrower; (v) the insolvency of Borrower, the Borrower shall become generally unable to pay its debts as they become due, shall voluntarily suspend transaction of its business, shall consent to any declaration, order, finding, relief or appointment to any proceeding described in this paragraph, or shall take any action in furtherance of any of the foregoing;(vi) the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy, insolvency, reorganization, charter revocation or similar relief, or receivership, including the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005, as amended and superceded, by or against Borrower; or (vii) any taking by governmental authority of any collateral or other property of Borrower which is in Lender's possession.

Upon the occurrence of any Event of Default, all amounts due under this Note, including the unpaid balance of principal and accrued interest hereof, shall become immediately due and payable at the option of Lender, without any demand, protest, or notice whatsoever, all of which are hereby expressly waived, and Lender may immediately and without demand exercise any of Lender’s rights and remedies granted herein, under applicable law, or which Lender may otherwise have, against Borrower or otherwise.  Notwithstanding any other provision of this Note or right of Lender under applicable law, Lender’s SOLE REMEDY for an Event of Default shall be for Lender to exercise its right under that certain Pledge Agreement of even date herewith (“the “Pledge Agreement”).

This Note may not be waived, changed, modified or discharged orally or except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought.  If any legal or other proceeding is brought for the enforcement or in defense involving this Note, Lender shall be entitled to receive from Borrower, reasonable attorney’s fees and costs incurred in that action or proceeding in addition to any other relief which it may be entitled.

This Note may be pre-paid at any time, without any penalty, by the Borrower.

Lender shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right.  Lender shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby, as well as any security interest previously granted to secure repayment of the indebtedness evidenced hereby, and Borrower warrants that Borrower has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on such judgment or security interest.  If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it or such provision shall be deemed modified in that circumstance so as to be legal and enforceable to the maximum extent permitted by law while most nearly preserving its original intent, and in any case, the illegality or unenforceability of that provision shall affect neither that provision in any other case nor any other provisions.  The rights and privileges of Lender contained in this Note shall inure to the benefit of Lender’s heirs, personal representatives, successors and assigns, and the duties of Borrower shall bind all successors and assigns of Borrower.  This Note shall in all respects be governed by the laws of the Commonwealth of Virginia (except to the extent that federal law governs).

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER HEREBY APPOINTS AND DESIGNATES QUENTIN R. CORRIE, ESQUIRE, A MEMBER OF THE VIRGINIA BAR, THE BORROWER'S DULY CONSTITUTED ATTORNEY-IN-FACT TO DELIVER TO LENDER PURSUANT TO THE PLEDGE AGREEMENT 600 SHARES OF STOCK OF TARGET AMERICA, INC. AND TAKE SUCH FURTHER ACTION UNDER THE PLEDGE AGREEMENT AND EXECUTE ANY AND ALL DOCUMENTS TO GIVE EFFECT TO THE FOREGOING OR THE BORROWER SHALL, UPON REQUEST OF THE LENDER, NAME SUCH ADDITIONAL OR ALTERNATIVE PERSONS DESIGNATED BY THE LENDER AS THE BORROWER'S DULY CONSTITUTED ATTORNEY OR ATTORNEYS-IN-FACT TO  TAKE ANY ACTION AUTHORIZED IN THIS INSTRUMENT OR THE PLEDGE AGREEMENT, PURSUANT TO THE FOREGOING PARAGRAPH.  THE BORROWER REPRESENTS AND WARRANTS THAT THE OBLIGATIONS EVIDENCED BY THIS NOTE WERE NOT INCURRED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.  THE BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED.  THE AUTHORITY AND POWER GRANTED TO THE ATTORNEY-IN-FACT SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY ACTION TAKEN PURSUANT THERETO.  SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE SUFFICIENT WARRANT.

Witness the due execution hereof.

Witness:

____________________________

__________________________________

     AIMS Worldwide, Inc.

By: ______________________________

Its: ______________________________

Commonwealth of Virginia

City/County of ___________________, to-wit:

Subscribed and sworn to before me by __________________________________ on this _____ day of _______________, 2006.

                                                                                                  _________________________

  Notary Public

My Commission Expires:  ____________________

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